                                                        EXECUTION COPY









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                          ARCADIA RECEIVABLES CONDUIT CORP.



                                 ____________________



                                      INDENTURE



                             Dated as of December 3, 1996



                            _____________________________



                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                             Trustee and Collateral Agent






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

                           TABLE OF CONTENTS


                                                                  Page
                                                                  -----

                                PARTIES

                         RECITALS OF THE ISSUER

                              ARTICLE ONE

                    Definitions and Other Provisions
                         of General Application

Section 101.  Definitions.........................................  1
    Act...........................................................  2
    Advance.......................................................  2
    Agent.........................................................  2
    Assignment Agreement..........................................  2
    Authenticating Agent..........................................  2
    Authorized Officer............................................  2
    Board of Directors............................................  2
    Board Resolution..............................................  2
    BofA..........................................................  3
    Closing Date..................................................  3
    Code..........................................................  3
    Collateral....................................................  3
    Collateral Agent..............................................  3
    Commercial Paper Notes........................................  3
    Commission....................................................  3
    Controlling Party.............................................  3
    Corporate Trust Office........................................  3
    corporation...................................................  3
    covenant defeasance...........................................  4
    CP Composite Rate.............................................  4
    CP Rate.......................................................  4
    Default.......................................................  4
    defeasance....................................................  4
    Draw Date.....................................................  4
    Event of Default..............................................  4
    Exchange Act..................................................  4
    Executive Officer.............................................  4
    Holder........................................................  4
    Noteholder....................................................  4
    Indebtedness..................................................  4
    Indenture.....................................................  5
    Indenture Supplement..........................................  5
    Insurer Notice Date...........................................  5
    Insurer Secured Obligations...................................  5
    Interest Period...............................................  5
    Issuer........................................................  5
    Issuer Request" or "Issuer Order..............................  5
    Letter Agreement..............................................  6
    Lien..........................................................  6

                              TABLE OF CONTENTS
                                 (CONTINUED)

                                                                  Page
                                                                  -----

    Liquidity Asset Purchase Agreement............................  6
    Maturity Date.................................................  6
    Maximum Authorized Amount.....................................  6
    Maximum Interest Rate.........................................  6
    Note Interest Rate............................................  6
    Note Policy...................................................  7
    Note Register.................................................  7
    Note Registrar................................................  7
    Noteholders' Interest Carryover Shortfall.....................  7
    Noteholders' Interest Distributable Amount....................  7
    Noteholders' Principal Distributable Amount...................  7
    Notes.........................................................  7
    Officers' Certificate.........................................  7
    Opinion of Counsel............................................  7
    Original Issue Date...........................................  8
    Outstanding...................................................  8
    Outstanding Amount............................................  9
    Paying Agent..................................................  9
    Payment Date..................................................  9
    Permitted Assignee............................................  9
    Person........................................................  9
    Policy Claim Amount...........................................  9
    Predecessor Note..............................................  9
    Preference Claim..............................................  9
    Prepayment Price..............................................  9
    Proceeding....................................................  9
    Program Support Provider......................................  9
    Property...................................................... 10
    Rating Agency Condition....................................... 10
    RCC........................................................... 10
    Record Date................................................... 10
    Registered Holder............................................. 10
    Related Documents............................................. 10
    Responsible Officer........................................... 10
    Scheduled Payments............................................ 10
    Secured Obligations........................................... 10
    Secured Parties............................................... 10
    Securities Act................................................ 10
    Servicing Agreement........................................... 11
    State......................................................... 11
    Termination Date.............................................. 11
    Tranche....................................................... 11
    Trustee....................................................... 11
    Trustee Secured Obligations................................... 11
    Trust Estate.................................................. 11
    Trust Indenture Act........................................... 11
    UCC........................................................... 11
    U.S. Government Obligations................................... 11
    Vice President................................................ 11

                             TABLE OF CONTENTS
                               (CONTINUED)

                                                                  Page
                                                                  -----

Section 102.  Compliance Certificates and Opinions................ 13
Section 103.  Form of Documents Delivered to Trustee.............. 14
Section 104.  Acts of Holders..................................... 15
Section 105.  Notices Etc., to Trustee, Issuer and Rating
              Agencies............................................ 15
Section 106.  Notice to Holders; Waiver........................... 16
Section 107.  Alternate Payment and Notice Provisions............. 17
Section 108.  Conflict with Trust Indenture Act................... 17
Section 109.  Effect of Headings and Table of Contents............ 17
Section 110.  Successors and Assigns.............................. 18
Section 111.  Separability Clause................................. 18
Section 112.  Benefits of Indenture............................... 18
Section 113.  Governing Law....................................... 18
Section 114.  Legal Holidays...................................... 18
Section 115.  No Bankruptcy Petition Against the Issuer or
              the Seller.......................................... 18


                                ARTICLE TWO

                                 Security

Section 201.  Collateral.......................................... 19
Section 202.  Limited Recourse to Issuer.......................... 19
Section 203.  Authorization of Actions to be Taken by the
              Trustee............................................. 20
Section 204.  Termination of Security Interests................... 20


                               ARTICLE THREE

                                Note Forms

Section 301.  Forms Generally..................................... 20
Section 302.  Form of Trustee's Certificate of
              Authentication...................................... 21
Section 303.  Securities Legend................................... 21


                                ARTICLE FOUR

                                 The Notes

Section 401.  Amount Limited; Issuable in Tranches................ 22
Section 402.  Maturity, Principal Payments and
              Denominations....................................... 22
Section 403.  Interest Payments................................... 23
Section 404.  Execution, Authentication, Delivery and
              Dating.............................................. 24

                             TABLE OF CONTENTS
                               (CONTINUED)

                                                                  Page
                                                                  -----

Section 405.  Temporary Notes..................................... 25
Section 406.  Registration, Registration of Transfer and Exchange,
              Transfer Restrictions............................... 25
Section 407.  Mutilated, Destroyed, Lost and Stolen Notes......... 27
Section 408.  Payment of Interest; Interest Rights
              Preserved........................................... 28
Section 409.  Persons Deemed Owners............................... 28
Section 410.  Cancellation........................................ 28


                                ARTICLE FIVE

                    Accounts, Disbursements and Releases

Section 501.  Collection of Money................................. 29
Section 502.  General Provisions Regarding Accounts............... 29


                                 ARTICLE SIX

                                  Remedies

Section 601.  Events of Default................................... 30
Section 602.  Rights upon Event of Default........................ 31
Section 603.  Collection of Indebtedness and Suits for Enforcement
              by Trustee; Authority of Controlling Party.......... 32
Section 604.  Limitation on Suits................................. 34
Section 605.  Unconditional Right of Holders to Receive
              Principal and Interest.............................. 35
Section 606.  Restoration of Rights and Remedies.................. 36
Section 607.  Rights and Remedies Cumulative...................... 36
Section 608.  Delay or Omission Not Waiver........................ 36
Section 609.  Control by Holders.................................. 36
Section 610.  Waiver of Past Defaults............................. 37
Section 611.  Undertaking for Costs............................... 37
Section 612.  Waiver of Stay or Extension Laws.................... 38
Section 613.  Action on Notes..................................... 38
Section 614.  Performance and Enforcement of Certain
              Obligations......................................... 38
Section 615.  Claims Under Note Policy............................ 39
Section 616.  Preference Claims................................... 40

                           ARTICLE SEVEN

                           The Trustee

Section 701.  Certain Duties and Responsibilities................. 41
Section 702.  Notice of Defaults.................................. 44

                             TABLE OF CONTENTS
                                (CONTINUED)

                                                                  Page
                                                                  -----

Section 703.  Certain Rights of Trustee........................... 44
Section 704.  Not Responsible for Recitals or Issuance of
              Notes............................................... 45
Section 705.  May Hold Notes...................................... 45
Section 706.  Money Held in Trust................................. 45
Section 707.  Compensation and Indemnity.......................... 46
Section 708.  Disqualification; Conflicting Interests............. 46
Section 709.  Corporate Trustee Required; Eligibility............. 47
Section 710.  Resignation and Removal; Appointment of
              Successor........................................... 47
Section 711.  Acceptance of Appointment by Successor.............. 48
Section 712.  Merger, Conversion, Consolidation or
              Succession to Business.............................. 49
Section 713.  Preferential Collection of Claims Against
              Issuer.............................................. 49
Section 714.  Appointment of Authenticating Agent................. 49
Section 715.  Paying Agent........................................ 51
Section 716.  Appointment of Co-Trustee or Separate
              Trustee............................................. 52


                             ARTICLE EIGHT

             Holders' Lists and Reports by Trustee and Issuer

Section 801.  Issuer to Furnish Trustee Names and Addresses
              of Holders.......................................... 53
Section 802.  Preservation of Information; Communications
              to Holders.......................................... 53
Section 803.  Reports by Trustee.................................. 54
Section 804.  Reports by Issuer................................... 54


                               ARTICLE NINE

                           Indenture Supplements

Section 901.  Indenture Supplements Without Consent of
              Holders............................................. 55
Section 902.  Indenture Supplements with Consent of
              Holders............................................. 57
Section 903.  Execution of Indenture Supplements.................. 58
Section 904.  Effect of Indenture Supplements..................... 59
Section 905.  Reference in Notes to Indenture Supplements......... 59
Section 906.  Rating Agency Confirmation.......................... 59


                                ARTICLE TEN

                             TABLE OF CONTENTS
                                (CONTINUED)

                                                                  Page
                                                                  -----

                                Covenants

Section 1001. Payment of Principal and Interest................... 59
Section 1002. Maintenance of Office or Agency..................... 59
Section 1003. Consolidation, Merger, Sale of Assets............... 60
Section 1004. Negative Covenants.................................. 62
Section 1005. Performance of Obligations; Servicing of
              Receivables......................................... 63
Section 1006. Other Indebtedness.................................. 64
Section 1007. Guarantees, Loans, Advances and Other
              Liabilities......................................... 64
Section 1008. Dividends; Distributions............................ 65
Section 1009. Money for Note Payments to Be Held in Trust......... 65
Section 1010. Corporate Existence................................. 66
Section 1011. Payment of Taxes and Other Claims................... 67
Section 1012. Notice of Events of Default......................... 67
Section 1013. Amendment of Certificate of Incorporation
              and Bylaws.......................................... 67
Section 1014. Statement as to Compliance.......................... 67
Section 1015. Rule 144A Information............................... 68
Section 1016. Further Instruments and Acts........................ 68
Section 1017. Compliance with Laws................................ 68
Section 1018. Income Tax Characterization......................... 68


                               ARTICLE ELEVEN

                             Prepayment of Notes

Section 1101. Prepayment.......................................... 69
Section 1102. Notice of Prepayment in Whole of a Tranche.......... 69
Section 1103. Deposit of Prepayment Price......................... 69
Section 1104. Notes Prepayable in Whole on any Date............... 70


                                ARTICLE TWELVE

                      DEFEASANCE AND COVENANT DEFEASANCE

Section 1201. Issuer's Option to Effect Defeasance or
              Covenant Defeasance................................. 70
Section 1202. Defeasance and Discharge............................ 70
Section 1203. Covenant Defeasance................................. 71
Section 1204. Conditions to Defeasance or Covenant
              Defeasance.......................................... 71
Section 1205. Deposited Money and U.S. Government
              Obligations to Be Held in Trust; Other Miscellaneous
              Provisions.......................................... 73

                             TABLE OF CONTENTS
                                (CONTINUED)

                                                                  Page
                                                                  -----
TESTIMONIUM
SIGNATURES
ACKNOWLEDGMENTS


EXHIBIT A      Form of Note
EXHIBIT B      Form of Note Policy

         INDENTURE, dated as of December 3, 1996, between ARCADIA RECEIVABLES CONDUIT CORP., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Issuer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, in its capacities as Trustee (the "Trustee") and as Collateral Agent (as defined below) and not in its individual capacity.


                            RECITALS OF THE ISSUER

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Floating Rate Automobile Receivables-Backed Notes (the "Notes"):

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Notes to be issued in one or more tranches as in this Indenture provided.

         Financial Security Assurance Inc. (the "Security Insurer") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the "Note Policy"), pursuant to which the Security Insurer guarantees certain Scheduled Payments, as defined in the Note Policy.

         As an inducement to the Security Insurer to issue and deliver the Note Policy, the Issuer and the Security Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of December 3, 1996 (as amended from time to time, the "Insurance Agreement"), among the Security Insurer, the Issuer, Olympic Receivables Finance Corp. and Olympic Financial Ltd.


                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.  DEFINITIONS.

         (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

         (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision, or is not exclusive and including means including without limitation.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act," when used with respect to any Holder, has the meaning specified in Section 104.

         "Advance" has the meaning specified therefor in the Repurchase
Agreement.

         "Agent" means BofA as administrator of RCC and as agent for certain liquidity purchasers under the Liquidity Asset Purchase Agreement, and its successors and assigns in such capacity under the Note Purchase Agreement.

         "Assignment Agreement" has the meaning specified therefor in the Purchase Agreement.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Notes.

         "Authorized Officer" means, with respect to the Issuer, any President or Vice President of the Issuer.

         "Board of Directors" means either the board of directors of the Issuer or any committee of that board duly authorized to act hereunder.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "BofA" means Bank of America National Trust and Savings Association and its successors.

         "Closing Date" means December 3, 1996.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collateral" has the meaning specified therefor in the Security Agreement.

         "Collateral Agent" has the meaning specified therefor in the Security Agreement.

         "Commercial Paper Notes" means the short-term promissory notes issued or to be issued in the United States commercial paper market to fund the purchase of the Notes, which unless otherwise agreed to in writing by the Seller, the Agent and the Security Insurer, shall mature within 120 days from the date of issuance of such notes.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Controlling Party" has the meaning specified therefor in the Security Agreement.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be administered, such office at the date of the execution of this Indenture is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust Services - Asset-Backed Administration; or at such other address as the Trustee may designate from time to time by notice to the Agent, the Noteholders, the Security Insurer and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Agent, the Noteholders, the Security Insurer and the Issuer).

         "corporation" includes corporations, associations, companies and business trusts.

         "covenant defeasance" has the meaning specified in Section 1203.

         "CP Composite Rate" means for any date of determination, the Money Market Yield of the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System ("H.15(519)") for the 30 day maturity under the caption "Commercial Paper." If such rate cannot be determined, the Offshore Rate.

         "CP Rate" means, for any Interest Period or any shorter period for which interest accrues, and with respect to any portion of the principal amount of the Notes as to which the Noteholders' funding of their purchase or carrying thereof is provided by Commercial Paper Notes, the rate of interest per annum determined in arrears in good faith by the Agent equal to the Noteholders' cost of funding the purchase or carrying of such portion of the Notes, which shall be equal to the weighted daily average interest rate payable in respect of such Commercial Paper Notes during such period (determined in the case of discount Commercial Paper Notes by converting the discount to an interest bearing equivalent rate per annum), plus applicable placement fees and commissions, but excluding any other fees related to such funding.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "defeasance" has the meaning specified in Section 1202.

         "Draw Date" means, with respect to any Deficiency Claim Date, the third Business Day preceding the related Distribution Date.

         "Event of Default" has the meaning specified in Section 601.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, Managing Director, any Vice President, any Responsible Officer, the Secretary or the Treasurer of such corporation.

         "Holder" or "Noteholder" means RCC and any Permitted Assignee, and, in any case, in whose name a Note is registered in the Note Register.

         "Indebtedness" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular Tranche of Notes established as contemplated by Section 401.

         "Indenture Supplement" means the supplement to this Indenture relating to a Tranche of Notes, and any other supplemental indentures executed pursuant to Article Nine.

         "Insurer Notice Date" has the meaning specified therefor in the Repurchase Agreement.

         "Insurer Secured Obligations" has the meaning specified therefor in the Security Agreement.

         "Interest Period" means, with respect to any Distribution Date, the Monthly Period immediately preceding such Distribution Date (or, in the case of the first Distribution Date, the period from and including the Closing Date to and excluding the first day of the succeeding calendar month; PROVIDED, that the final Interest Period shall commence on the first day of the calendar month immediately preceding the month in which the Final Distribution Date occurs and shall end on, but shall exclude, the Final Distribution Date.

         "Issuer" means the Person named as the "Issuer" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

         "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by its Chairman of the Board, its Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, or signed on behalf of the Issuer by a duly appointed agent of the Issuer and delivered to the Trustee.

         "Letter Agreement" has the meaning specified in Section 707(a).

         "Lien", in respect of the Property of any Person, means any ownership interest of any other Person, any mortgage, deed of trust, hypothecation, pledge, lien, security interest, grant of a power to confess judgment, filing of any financing statement, charge or other encumbrance or security arrangement of any nature whatsoever, including, without limitation, any conditional sale or title retention arrangement, and any assignment, deposit arrangement, consignment or lease intended as, or having the effect of, security.

         "Liquidity Asset Purchase Agreement" means that certain Liquidity Asset Purchase Agreement dated as of December 3, 1996 among the purchasers from time to time party thereto, BofA as administrator and liquidity agent, and RCC, as amended, supplemented or otherwise modified from time to time.

         "Maturity Date", when used with respect to any Note, means the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether on the Final Distribution Date or by declaration of acceleration, prepayment or otherwise.

         "Maximum Authorized Amount" has the meaning specified therefor in the Note Purchase Agreement.

         "Maximum Interest Rate" means as of the date on which an Amortization Event occurs, the greater of (I) the sum of (i) the Two Year Treasury Yield determined as of such day by the Trustee pursuant to Section 403(b) plus (ii) 0.60% plus (iii) the Basis Fee Percent and (II) the weighted average APR (weighted based on the aggregate outstanding Principal Balance of the relevant Receivables as of the immediately preceding Accounting Date PLUS the outstanding Principal Balance of any Receivables transferred by the Seller to the Issuer since such Accounting Date and LESS the outstanding Principal Balance of any Receivables that become Purchased Receivables or Repurchased Receivables since such Accounting Date) of Qualifying Receivables, MINUS 6.50%, MINUS the Total Expense Percent.

         "Note Interest Rate" means with respect to each Interest Period or any shorter period for which interest accrues, a per annum rate determined in arrears of the daily weighted average cost of funding of the Noteholders' purchase or carrying of the Notes during such Interest Period or any shorter period for which interest accrues, which shall be: (A) prior to the occurrence of an Amortization Event, (i) the CP Rate plus 0.20%, to the extent the purchase or carrying of the Notes issued pursuant to this Indenture is funded by the Noteholders by issuing Commercial Paper Notes, or (ii) the Offshore Rate plus the Applicable Margin, to the extent the purchase or carrying of the Notes issued pursuant to this Indenture is not so funded by the Noteholders and (B) after the occurrence of an Amortization

Event, the Reference Rate; PROVIDED, that, from and after the occurrence of an Amortization Event, the Note Interest Rate shall not exceed the Maximum Interest Rate, and the Agent may, on any Business Day, by prior written notice to the Issuer, the Trustee, the Seller, the Servicer and the Security Insurer, convert the Note Interest Rate to a fixed interest rate not to exceed the Maximum Interest Rate as of the close of business on the date such Amortization Event occurs, such fixed interest rate not to exceed the Two Year Treasury Yield (as of the close of business on the date on the date such Amortization Event occurs) plus 0.60% PLUS the Basis Fee Percent.

         "Note Policy" means the Financial Guaranty Insurance Policy No. 50528-N issued by the Security Insurer with respect to the Notes, including any endorsements thereto, in the form of Exhibit B.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 406.

         "Noteholders' Interest Carryover Shortfall" means, with respect to a Payment Date, the Advance Interest Carryover Shortfall with respect to such date.

         "Noteholders' Interest Distributable Amount" means, with respect to a Payment Date, the Advance Interest Distributable Amount with respect to such date.

         "Noteholders' Principal Distributable Amount" means, with respect to a Payment Date, the Advance Principal Distributable Amount with respect to such date.

         "Notes" has the meaning stated in the first recital of this Indenture and more particularly means any Notes authenticated and delivered under this Indenture.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Deputy Chairman, the Comptroller, a Vice Chairman, the President or a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer, or signed on behalf of the Issuer by a duly appointed agent of the Issuer and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel who may, except as otherwise expressly stated in this Indenture, be employees of or counsel for the Issuer and who shall be acceptable to the Trustee and, if addressed to the Security Insurer, satisfactory to the Security Insurer, and which shall comply with any applicable requirements of Section 102, and shall be in form and substance satisfactory to the Trustee, and if addressed to the Security Insurer, satisfactory to the Security Insurer.

         "Original Issue Date" means, for any Tranche of Notes, the date of original issue of such Tranche of Notes.

         "Outstanding", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture EXCEPT,

         (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation; and

        (ii) Notes for whose payment or prepayment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent for the Holders of such Notes; and

       (iii) Notes which have been defeased pursuant to Section 1202 hereof;
    and

        (iv) Notes which have been paid pursuant to Section 407 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Issuer;

PROVIDED, HOWEVER, that Notes which have been paid with proceeds of the Note Policy shall continue to remain Outstanding for purposes of this Indenture until the Security Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Security Insurer delivered to the Trustee, and the Security Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Security Insurer; PROVIDED FURTHER, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any related document, Notes owned by the Issuer or any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of the Issuer or of any of the foregoing Persons.

         "Outstanding Amount" means the aggregate principal amount of all Notes Outstanding at the date of determination after giving effect to all distributions of principal on such date of determination.

         "Paying Agent" means the Trustee or any other Person that meets the eligibility standards for the trustee specified in

Section 709 and, so long as no Insurer Default shall have occurred and be continuing, is consented to by the Security Insurer and is authorized by the Issuer to make the distributions from the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Payment Date" means a Distribution Date.

         "Permitted Assignee" means, collectively, one or more banks or other institutions party to the Liquidity Asset Purchase Agreement from time to time and any other Program Support Provider.

         "Person" means any individual, corporation, estate partnership, joint venture, association, limited liability company, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Policy Claim Amount" has the meaning specified in Section 615.

         "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 406 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "Preference Claim" has the meaning specified in Section 616.

         "Prepayment Price" means an amount equal to (i) the outstanding principal amount of the Notes being prepaid in whole PLUS (ii) accrued and unpaid interest thereon at the Note Interest Rate to, but excluding, the date on which such Notes are to be prepaid in whole PLUS (iii) any Breakage Fees.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Program Support Provider" means and includes any Person (other than any customer of RCC) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchase from, RCC or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with RCC's securitization program.

         "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 business days prior written notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Security Insurer, the Trustee and the Issuer in writing that such action will not, in and of itself result in an increased capital charge to the Security Insurer.

         "RCC" means Receivables Capital Corporation, a Delaware corporation.

         "Record Date" means, with respect to a Payment Date, the close of business on the last Business Day immediately preceding such Payment Date.

         "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "Related Documents" means the Notes, the Purchase Agreement, the Repurchase Agreement, the Servicing Agreement, each Assignment Agreement, the Custodian Agreement, the Note Policy, the Security Agreement, the Note Purchase Agreement, the Spread Account Agreement, the Insurance Agreement, and the Lockbox Agreement. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

         "Responsible Officer" means, with respect to the Trustee, any officer of the Trustee assigned by the Trustee to administer its corporate trust affairs relating to the Trust Estate.

         "Scheduled Payments" has the meaning specified therefor in the Note Policy.

         "Secured Obligations" has the meaning specified therefor in the Security Agreement.

         "Secured Parties" has the meaning specified therefor in the Security Agreement.

         "Securities Act" means the United States Securities Act of 1933, as amended.

         "Servicing Agreement" means the Servicing Agreement, dated as of December 3, 1996, among the Issuer, the Seller, Olympic Financial Ltd., in its individual capacity and as Servicer, the Agent and Norwest Bank Minnesota, National Association, as Backup Servicer, Collateral Agent and Trustee.

         "State" means any one of the 50 States of the United States of America or the District of Columbia.

         "Termination Date" means the latest of (i) the expiration of the Note Policy and the return of the Note Policy to the Security Insurer for cancellation, (ii) the date on which the Security Insurer shall have received payment and performance of all Insurer Secured Obligations and (iii) the date on which the Trustee shall have received payment and performance of all Trustee Secured Obligations.

         "Tranche" with respect to any Notes means those Notes having the same Original Issue Date.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include the Person who is then the Trustee hereunder.

         "Trustee Secured Obligations" has the meaning specified therefor in the Security Agreement.

         "Trust Estate" means the assets and property rights that constitute the Collateral.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time.

         "UCC" means the Uniform Commercial Code as adopted in the State of New York.

         "U.S. Government Obligations" has the meaning specified in Section 1204(1).

         "Vice President", when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."

         (b) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth in the Servicing Agreement as in effect on the Closing Date for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms:



                                                               Section of
Term                                                     Servicing Agreement
----                                                     -------------------

 Accounting Date........................................      Section 1.1
 Advance Interest Distributable Amount..................      Section 1.1
 Advance Principal Distributable Amount.................      Section 1.1
 Affiliate..............................................      Section 1.1
 Amortization Event.....................................      Section 1.1
 Amortization Period....................................      Section 1.1

 Applicable Margin......................................      Section 1.1
 APR....................................................      Section 1.1
 Available Funds........................................      Section 1.1
 Backup Servicer........................................      Section 1.1
 Basis Fee Percent......................................      Section 1.1
 Breakage Fee...........................................      Section 1.1
 Business Day...........................................      Section 1.1
 Collateral Agent.......................................      Section 1.1
 Collection Account.....................................      Section 1.1
 Custodian Agreement....................................      Section 1.1
 Default Amount Distributable Amount....................      Section 1.1
 Deficiency Claim.......................................      Section 1.1
 Deficiency Claim Date..................................      Section 1.1
 Deficiency Notice......................................      Section 1.1
 Determination Date.....................................      Section 1.1
 Distribution Date......................................      Section 1.1
 Eligible Investments...................................      Section 1.1
 Final Distribution Date................................      Section 1.1
 Financed Vehicle.......................................      Section 1.1
 Insurance Agreement....................................      Section 1.1
 Insurance Agreement Event of Default...................      Section 1.1
 Insurer Default........................................      Section 1.1
 Lockbox Agreement......................................      Section 1.1
 Monthly Period.........................................      Section 1.1
 Moody's................................................      Section 1.1
 Note Distribution Account..............................      Section 1.1
 Note Majority..........................................      Section 1.1
 Note Purchase Agreement................................      Section 1.1
 Obligor................................................      Section 1.1
 OFL....................................................      Section 1.1
 Offshore Rate..........................................      Section 1.1
 Principal Balance......................................      Section 1.1
 Purchase Agreement.....................................      Section 1.1
 Purchased Receivable...................................      Section 1.1
 Qualifying Receivable..................................      Section 1.1
 Rating Agency..........................................      Section 1.1
 Receivable.............................................      Section 1.1
 Reference Rate.........................................      Section 1.1
 Repurchase Agreement...................................      Section 1.1
 Repurchased Receivable.................................      Section 1.1
 Revolving Period.......................................      Section 1.1
 Secured Accounts.......................................      Section 1.1
 Security Agreement.....................................      Section 1.1
 Security Insurer.......................................      Section 1.1
 Seller.................................................      Section 1.1
 Servicer...............................................      Section 1.1
 Servicer Termination Event.............................      Section 1.1
 Spread Account Agreement...............................      Section 1.1
 Spread Account Available Funds.........................      Section 1.1
 Spread Account Collateral Agent........................      Section 1.1

 Standard & Poor's......................................      Section 1.1
 Total Expense Percent..................................      Section 1.1
 Two Year Treasury Yield................................      Section 1.1

SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Issuer to the Trustee or the Collateral Agent to take any action under any provision of this Indenture, other than any request that the Trustee authenticate the Notes specified in such request or the Trustee pay monies due and payable to the Issuer hereunder to the Issuer's assignee specified in such request, the Trustee may require the Issuer to furnish to the Trustee or the Collateral Agent, as the case may be, and to the Security Insurer, (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officers' certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer stating that the information with respect to such factual matters is in the possession of such Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VII.

SECTION 104.  ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

         (c)  The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 105.  NOTICES ETC., TO TRUSTEE, ISSUER AND RATING AGENCIES.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,

         (2) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to:

                        Arcadia Receivables Conduit Corp.
                        7825 Washington Avenue South
                        Suite 900
                        Minneapolis, Minnesota 55439-2435
                        Attention: Treasurer

    or at any other address furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee, or

         (3) the Security Insurer by the Issuer or the Trustee shall be sufficient for any purpose hereunder if in writing and mailed by registered mail or personally delivered or telexed or telecopied to the recipient as follows:

                        Financial Security Assurance Inc.
                        350 Park Avenue
                        New York, NY  10022
                        Attention: Surveillance Department
                        Telex No.: (212) 688-3101
                        Confirmation:  (212) 826-0100
                        Telecopy Nos.: (212) 339-3518
                                       (212) 339-3529

    (In each case in which notice or other communication to the Security Insurer refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of the Security Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group "URGENT MATERIAL ENCLOSED.")

              Notices required to be given to the Rating Agencies by the Issuer or the Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested to (i) in the case of Moody's, at the following address: Moody's Investors Service Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and
         (ii) in the case of Standard & Poor's, at the following address:
         Standard & Poor's Ratings Group, 26 Broadway (20th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 106.  NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the

Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

SECTION 107.  ALTERNATE PAYMENT AND NOTICE PROVISIONS.

         Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

SECTION 108.  CONFLICT WITH TRUST INDENTURE ACT.

         If this Indenture is qualified under the Trust Indenture Act and any provision hereof limits, qualifies or conflicts with another provision hereof that is deemed to be included in and to govern this Indenture by any of the provisions of the Trust Indenture Act, such provision deemed to be included herein shall control.

SECTION 109.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 110.  SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         All agreements by the Trustee in this Indenture shall bind its successors.

SECTION 111.  SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 112.  BENEFITS OF INDENTURE.

         The Security Insurer and its successors and assigns shall be a third-party beneficiary of the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Insurer Default shall have occurred and be continuing. Except as aforesaid, nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Agent and the Holders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Security Insurer may disclaim any of its rights and powers under this Indenture (in which case the Trustee may exercise such right or power hereunder), but not its duties and obligations under the Note Policy, upon delivery of a written notice to the Trustee.

SECTION 113.  GOVERNING LAW.

         THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 114.  LEGAL HOLIDAYS.

         In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue on the amount to be so paid for the period from and after any such nominal date.

SECTION 115.  NO BANKRUPTCY PETITION AGAINST THE ISSUER OR THE SELLER.

         The Trustee, by entering into this Indenture, and, notwithstanding the provisions of Section 607, each Holder by its acceptance of a Note hereunder, severally and not jointly, hereby covenants and agrees that, prior to the date that is one year and four days after the payment in full of all outstanding Notes, it will not institute against, join any other Person in instituting against, the Seller or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of the United States or any state of the United States.

                                     ARTICLE TWO

                                       Security

SECTION 201.  COLLATERAL.

         In order to secure the due and punctual payment of the principal of and interest on the Notes and all other Trustee Secured Obligations when and as the same shall become due and payable, whether on a Payment Date, the Final Distribution Date or by declaration of acceleration, prepayment or otherwise, according to the terms of this Indenture and the Notes, the Issuer, pursuant to the Security Agreement, has granted (or in the case of after-acquired property, has agreed to grant) first priority perfected Liens on the Collateral to the Collateral Agent, all for the benefit of the Holders, the Trustee and the other Secured Parties.

SECTION 202.  LIMITED RECOURSE TO ISSUER.

         (a) The Trustee and each Holder by its acceptance of a Note hereunder agree that the obligations of the Issuer hereunder, including, without limitation, the obligation of the Issuer in respect of the Notes shall be payable solely from the Trust Estate, and that neither the Trustee nor any Holder shall look to any other Property or assets of the Issuer or to any Affiliate, stockholder, employee, officer, director or incorporator of the Issuer in respect of such obligations.

         (b) The Issuer's obligation to pay certain fees or expenses under, or claims arising out of, this Indenture shall be limited to moneys available to the Issuer from the Collateral in accordance with the payment priority set forth in the Servicing Agreement, and to the extent such funds are insufficient to pay such fees or expenses, it shall not constitute a claim against the Issuer.

SECTION 203.  AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE.

         (a) Subject to the rights of the Secured Parties under the Security Agreement, the Trustee may take all actions it deems necessary or appropriate in order to enforce or exercise its rights under the Security Agreement in accordance with and subject to the provisions thereof. Such actions shall include, but not be limited to, advising, instructing or otherwise directing the Collateral Agent in connection with enforcing or effecting any term or provision of the Security Agreement. Subject to the provisions thereof, the Trustee shall have power to institute and to maintain suits and proceedings to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the Security Agreement or this Indenture, and suits and proceedings to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Holders or of the Trustee).

         (b) The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Servicing Agreement or the Security Agreement and to make further distributions of such funds to the Holders according to the provisions of this Indenture.

SECTION 204.  TERMINATION OF SECURITY INTERESTS.

         Upon the payment in full of all Trustee Secured Obligations, the Trustee shall, with the consent of the Issuer and at the request of the Seller, deliver a certificate to the Collateral Agent stating that all Trustee Secured Obligations have been paid in full, in which case the Liens created by the Security Agreement shall be released with respect to the Trustee Secured Obligations.


                                    ARTICLE THREE

                                      Note Forms

SECTION 301.  FORMS GENERALLY.

         The Notes of each Tranche shall be in substantially the form set forth in Exhibit A, or in such other form as shall be established by or pursuant to a Board Resolution and in one or more Indenture Supplements, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. If the form of Notes of any Tranche is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 404 for the authentication and delivery of such Notes.

         The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

         The Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner (provided that if any Notes are to be listed on any securities exchange, then in any such manner as may be permitted by the rules of any such securities exchange, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes).

SECTION 302.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         This is one of the Notes designated herein referred to in the within-mentioned Indenture.

                             Norwest Bank Minnesota, National
                             Association, as Trustee


                             By__________________________
                                  Authorized Signatory


SECTION 303.  SECURITIES LEGEND.

         Each Note issued hereunder will contain the following legend limiting sales to "Qualified Institutional Buyers" within the meaning of Rule 144A of the Securities Act:

    THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR
    (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.


                                     ARTICLE FOUR

                                      The Notes

SECTION 401.  AMOUNT LIMITED; ISSUABLE IN TRANCHES.

         The aggregate principal amount of Notes which may be authenticated and delivered and Outstanding at any time under this Indenture is limited to the Maximum Authorized Amount. The Notes may be issued in one or more Tranches.

         No Tranche of Notes shall be issued under this Indenture unless (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Amortization Period shall not have begun, (iii) the Insurer Notice Date shall not have occurred and (iv) after giving effect to such issuance, the Outstanding Amount of the Notes will not be greater than the aggregate principal amount of the Advances that are outstanding.

         All Notes shall be substantially identical except as to Original Issue Date and denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to in Section 301 and set forth in any Indenture Supplement hereto.

         All Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof and secured by the Collateral without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of interest on the Notes and Default Interest Distributable Amount shall be made pro rata among all Outstanding Notes, without preference or priority of any kind. Except as provided in
Section 1101 concerning principal prepayments on the Notes, payments of principal on the Notes shall be made pro rata among all Outstanding Notes, without preference or priority of any kind.

SECTION 402.  MATURITY, PRINCIPAL PAYMENTS AND DENOMINATIONS.

         (a) The principal of each Note shall be payable in installments equal to the sum of the Advance Principal Distributable Amount deposited in the Note Distribution Account pursuant to Sections 3.6(a)(v) and 3.6(b)(v) of the Servicing Agreement on each Payment Date with respect to the Amortization Period and the amounts deposited in the Note Distribution Account pursuant to Sections 3.6(a)(viii) and 3.6(b)(viii) of the Servicing Agreement on each such Payment Date. Subject to Section 602 and notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing so long as an Insurer Default shall not have occurred and be continuing or, if an Insurer Default shall have occurred and be continuing, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority have declared the Notes to be immediately due and payable in the manner provided in Section 602(a). All such principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto. The Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place were such Note may be presented and surrendered for payment of such installment.
Notices in connection with prepayments in whole of Notes shall be mailed, couriered or sent by facsimile transmission to Noteholders as provided in
Section 1102.

         (b) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Trustee, the Trustee shall, if the Security Insurer has paid any amount in respect of the Notes under the Note Policy that has not been reimbursed to it, deliver such surrendered Notes to the Security Insurer.

         (c) The Notes shall be issuable only in registered form and only in denominations of $100,000 and any amount in excess thereof; PROVIDED, that the foregoing shall not restrict or prevent the transfer in accordance with Section 406 of any Note having a remaining outstanding principal amount of less than $100,000.

SECTION 403.  INTEREST PAYMENTS.

         (a) Interest on the unpaid principal amount of each Outstanding Note shall be payable on each Payment Date at the Note Interest Rate for the period from its Original Issue Date, or such later date to which interest has been paid or duly provided for, to such Payment Date. Interest on the Notes shall be computed on the basis of a 360-day year and actual days elapsed. Except in connection with the prepayment of a Note, the first payment of interest on a Note issued between the first day of a calendar month and the Payment Date occurring in such calendar month will be made on the Payment Date occurring in the next succeeding calendar month. In addition, on each Payment Date with respect to any Interest Period or portion thereof after the occurrence of an Amortization Event, the Default Amount Distributable Amount shall be payable with respect to the Notes to the extent funds are available therefor pursuant to Section 3.6(b)(vii) or (ix) of the Servicing Agreement.

         (b) On each Business Day, the Trustee shall determine the Two Year Treasury Yield and, in addition, upon the occurrence of an Amortization Event, the Trustee shall determine the Maximum Interest Rate. On each Business Day, prior to 12:00 noon, the Trustee shall send to the Servicer, by facsimile transmission, notification of the Two Year Treasury Yield, the CP Composite Rate and the Offshore Rate, and, on the date on which an Amortization Event occurs, the Maximum Interest Rate. The Two Year Treasury Yield, the CP Composite Rate and the Offshore Rate and, if applicable, the Maximum Interest Rate, may be obtained by any Noteholder, the Agent or the Security Insurer by telephoning the Trustee at its Corporate Trust Office at (612) 667-3538.

SECTION 404.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any of these officers on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture and receipt of the Note Policy, and upon satisfaction of all the conditions set forth in Section 401, the Issuer may deliver Notes of any Tranche executed by the Issuer to the Trustee or Authenticating Agent for authentication, together with an Issuer Order for the authentication and delivery of such Notes and an Officer's Certificate that all conditions precedent for such issuance have been satisfied, and the Trustee in accordance with the Issuer Order shall authenticate and make available for delivery such Notes.

         Each Note shall be dated the date of its authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee or the Authenticating Agent by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Note to the Trustee or the Authenticating Agent for cancellation as provided in Section 410 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Issuer, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 405.  TEMPORARY NOTES.

         Pending the preparation of definitive Notes of any Tranche, the Issuer may execute, and upon Issuer Order the Trustee or the Authenticating Agent shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, reproduced or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes of any Tranche are issued, the Issuer will cause definitive Notes of that Tranche to be prepared without unreasonable delay. After the preparation of definitive Notes of such Tranche, the temporary Notes of such Tranche shall be exchangeable for definitive Notes of such Tranche upon surrender of the temporary Notes of such Tranche at the office or agency of the Issuer to be maintained as provided in Section 1002. Upon surrender for cancellation of any one or more temporary Notes of any Tranche the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, in exchange therefor a like principal amount of definitive Notes of the same Tranche and tenor of authorized denominations. Until so exchanged, the temporary Notes of any Tranche shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of such Tranche.

SECTION 406. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE, TRANSFER RESTRICTIONS.

         The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and of transfers of the Notes. Norwest Bank Minnesota, National Association, is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of the Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

         If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Registrar, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 1002, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like tenor and aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of a like tenor and aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, the Notes which the Holder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 404 or 905 not involving any transfer.

         No Holder of a Note shall transfer its Note unless such transfer is made (i) in accordance (A) with Rule 144A of the Securities Act, (B) an exemption from registration provided by Rule 144 under the Securities Act (if available) or any other exemption from the registration requirements under
Section 5 of the Securities Act provided the Issuer is provided an Opinion of Counsel that such transfer is so exempt, and (C) the registration and qualification requirements (or any applicable exemptions therefrom) under applicable state securities laws and (ii) to a Permitted Assignee.

SECTION 407.  MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

         If any mutilated Note is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Issuer and the Trustee and the Security Insurer (unless an Insurer Default shall have occurred and be continuing) (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Issuer, the Trustee or the Security Insurer that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section, the Issuer or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note of any Tranche issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 408.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Interest on any Note that is payable, and is punctually paid or duly provided for, on any Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date, by wire transfer in immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 409.  PERSONS DEEMED OWNERS.

         Prior to due presentment of a Note for registration of transfer, the Issuer, the Security Insurer, the Trustee and any agent of the Issuer, the Security Insurer or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 408) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and the Issuer, the Security Insurer, the Trustee nor any agent of the Issuer, the Security Insurer or the Trustee shall be affected by notice to the contrary.

SECTION 410.  CANCELLATION.

         Subject to Section 402(b), all Notes surrendered for payment, prepayment in whole, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee. Subject to Section 402(b), the Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Issuer has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be held or destroyed by the Trustee in accordance with its standard retention or disposal policy as in effect at the time.


                                     ARTICLE FIVE

                         Accounts, Disbursements and Releases

SECTION 501.  COLLECTION OF MONEY.

         Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall apply all such money received by it as provided in this Indenture. Subject to the provisions of the Security Agreement and except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of this Indenture or the Notes, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article VI.

SECTION 502.  GENERAL PROVISIONS REGARDING ACCOUNTS.

         (a) On each Payment Date, the Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes based on the instructions set forth in the Servicer's Certificate to the extent of amounts due and unpaid on the Notes for principal, interest and Default Amount Distributable Amounts (if any), first to pay all accrued and unpaid interest, then to pay principal on the Notes and then to pay any Default Amount Distributable Amount.

         (b) Subject to Section 701(c), the Trustee shall not in any way be held liable by reason of any insufficiency in any of the Secured Accounts resulting from any loss or any Eligible Investment included therein except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as Trustee, in accordance with their terms.


                                     ARTICLE SIX

                                       Remedies

SECTION 601.  EVENTS OF DEFAULT.

         "Event of Default," wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of two Business Days (solely for purposes of this clause, a payment on the Notes funded by the Security Insurer or the Collateral Agent shall be deemed to be a payment made by the Issuer); or

         (ii) default in the payment of or any installment of the principal on any Note when the same becomes due and payable and such default shall continue for a period of two Business Days (solely for purposes of this clause, a payment on the Notes funded by the Security Insurer or the Collateral Agent shall be deemed to be a payment made by the Issuer); or

         (iii) so long as an Insurer Default shall not have occurred and be continuing, an Insurance Agreement Event of

    Default shall have occurred; provided, however, that the occurrence of an Insurance Agreement Event of Default may not form the basis of an Event of Default unless the Security Insurer shall have delivered to the Issuer and the Trustee and not rescinded a written notice specifying that such Insurance Agreement Event of Default constitutes an Event of Default under the Indenture; or

         (iv) so long as an Insurer Default shall have occurred and be continuing, default in the observance or performance or any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstances or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (v) so long as an Insurer Default shall have occurred and be continuing, the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

         (vi) so long as an Insurer Default shall have occurred and be continuing, the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

         The Issuer shall deliver to the Trustee and the Security Insurer, within five days after obtaining knowledge of the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

SECTION 602.  RIGHTS UPON EVENT OF DEFAULT.

         (a) If an Insurer Default shall not have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Notes shall become immediately due and payable at par, together with accrued interest thereon. In the event of any acceleration of the Notes by operation of this Section 602, the Trustee shall continue to be entitled to make claims under the Note Policy pursuant to Section 615 hereof for Scheduled Payments on the Notes. Payments under the Note Policy following acceleration of the Notes shall be applied by the Trustee:

         FIRST: to Noteholders for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest; and

         SECOND: to Noteholders for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal;

         (b) In the event the Notes are accelerated due to an Event of Default, the Security Insurer shall have the right (in addition to its obligation to pay Scheduled Payments on the Notes in accordance with the Note Policy), but not the obligation, to make payments under the Note Policy or otherwise of interest and principal due on the Notes, in whole or in part, on any date or dates following such acceleration as the Security Insurer, in its sole discretion, shall elect.

         (c) If an Insurer Default shall have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Trustee if so requested in writing by the Agent shall, upon prior written notice to the Rating Agencies, declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon. Notwithstanding anything to the contrary in this paragraph (c), if an Event of Default specified in Section 601(v) or (vi) shall occur and be continuing when an Insurer Default has occurred and is continuing, the Notes shall become immediately due and payable at par, together with accrued interest thereon.

SECTION 603. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE; AUTHORITY OF CONTROLLING PARTY.

          (a) Subject to the provisions of the Security Agreement, the Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the Note Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

         (b) If an Event of Default occurs and is continuing, the Trustee may in its discretion but with the consent of the Controlling Party (except as provided in Section 603(c) below), proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

         (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

         (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

         (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, as standby trustee or person performing similar functions in any such Proceedings;

         (iii) to collect and receive any moneys or other property payable or deliverable on such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

         (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, the Security Agreement, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes,

         (g) In any Proceedings brought by the Trustee (including any Proceedings involving the interpretation of any provision of this Indenture or the Security Agreement), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

SECTION 604.  LIMITATION ON SUITS.

         No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

         (2) the Holders of not less than 25% of the Outstanding Amount of the Notes shall have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding;

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes; and

         (6) an Insurer Default shall have occurred and be continuing.

         It is understood and intended that no one or more of the Holders shall have any right in any manner whatever hereunder or under the Notes to
(i) affect, disturb or prejudice or the rights of the Holders of any other Notes, (ii) obtain or seek to obtain priority or preference over any other such Holder or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all such Holders.

SECTION 605.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest (including, without limitation, any Breakage Fee) on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder; PROVIDED, HOWEVER, that so long as an Insurer Default shall not have occurred and be continuing, no such suit shall be instituted; PROVIDED FURTHER, HOWEVER, that notwithstanding the foregoing proviso, a Holder shall be entitled to institute suit against the Seller for the enforcement of payment of any Breakage Fee to which it may be entitled to receive hereunder.

SECTION 606.  RESTORATION OF RIGHTS AND REMEDIES.

         If any of the Trustee, the Controlling Party or any Holder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, the Controlling Party or to such Holder, then and in every such case, subject to any determination in such Proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such Proceeding had been instituted.

SECTION 607.  RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen securities in the last paragraph of Section 407, no right or remedy herein conferred upon or reserved to any of the Trustee, the Controlling Party or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 608.  DELAY OR OMISSION NOT WAIVER.

         No delay or omission of any of the Trustee, the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the

Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 609.  CONTROL BY HOLDERS.

         If the Issuer is the Controlling Party, the Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes; PROVIDED that

         (1) such direction shall not be in conflict with any rule of law, with this Indenture or with the Security Agreement, and

         (2) the Issuer may take any other action deemed proper by the Issuer which is not inconsistent with such direction.

SECTION 610.  WAIVER OF PAST DEFAULTS.

         If an Insurer Default shall have occurred and be continuing, the Holders of not less than a majority of the Outstanding Amount of the Notes may on behalf of the Holders of all the Notes waive any past Default or Event of Default hereunder and its consequences, except a Default:

         (1) in the payment of the principal of or interest, if any, on any Note, or

         (2) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past Default or Event of Default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any Default or Event of Default hereunder, whether or not such Holders remain Holders after such record date; and unless such majority in principal amount shall have been obtained prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 611.  UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Issuer, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Amount of the Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

SECTION 612.  WAIVER OF STAY OR EXTENSION LAWS.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 613.  ACTION ON NOTES.

         The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application or any other relief under or with respect to this Indenture. Neither the lien of the Security Agreement nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

SECTION 614.  PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS.

         Subject to the provisions of the Security Agreement and the other Related Documents, promptly following a request from the Trustee to do so and at the Issuer's expense, the Issuer agrees to take all such lawful action as the Trustee may request to compel or secure the performance and observance by the Seller, the Servicer and OFL, as applicable, of each of their obligations to the Issuer under or in connection with the Servicing Agreement or to OFL and the Seller under or in connection with the Purchase Agreement or to the Seller under or in connection with the Repurchase Agreement in accordance with the terms of each thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Servicing Agreement, the Repurchase Agreement and the Purchase Agreement to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by any of OFL, the Seller or the Servicer of each of their obligations under such agreements.

SECTION 615.  CLAIMS UNDER NOTE POLICY.

          (a) In the event that the Trustee has delivered a Deficiency Notice with respect to any Deficiency Claim Date and the Trustee has not cancelled and returned the Note Policy to the Security Insurer, the Trustee shall determine on the related Draw Date whether the sum of (i) the amount of Spread Account Available Funds with respect to such Deficiency Claim Date (excluding, following the occurrence of an Amortization Event, amounts distributable to the Servicer pursuant to Section 3.6(b)(i)) and (ii) the amount of the Deficiency Claim Amount, if any, to be delivered by the Spread Account Collateral Agent to the Trustee pursuant to a Deficiency Notice with respect to such Deficiency Claim Date (as stated in the certificate delivered on such Deficiency Claim Date by the Spread Account Collateral Agent pursuant to Section 3.03(a) of the Spread Account Agreement) would be insufficient to pay the Noteholders' Interest Distributable Amount and, with respect to a Payment Date with respect to the Amortization Period, the amounts referred to in clauses (i) and (ii) would be insufficient, after giving effect to the distributions required by clauses (i) through (iv) of Section 3.6(a) of the Servicing Agreement or, if an Amortization Event shall have occurred, after giving effect to the distributions required by clauses (i) through (iv) of Section 3.6(b) of the Servicing Agreement, to pay the Noteholders' Principal Distributable Amount for the related Payment Date, then in any such event the Trustee shall furnish to the Security Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Noteholders' Interest Distributable Amount and, on Payment Dates with respect to the Amortization Period, the Noteholders' Principal Distributable Amount with respect to such Payment Date (the amount of any such shortfall being hereinafter referred to as the "Policy Claim Amount"). Amounts paid by the Security Insurer pursuant to a claim submitted under this Section 615 shall be deposited by the Trustee into the Note Distribution Account for payment to Noteholders on the related Payment Date.

         (b) Any notice delivered by the Trustee to the Security Insurer pursuant to Section 615(a) shall specify the Policy Claim Amount claimed under the Note Policy and shall constitute a "Notice of Claim" under the Note Policy. In accordance with the provisions of the Note Policy, the Security Insurer is required to pay to the Trustee the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day following receipt on a Business Day of the Notice of Claim, and
(ii) the applicable Payment Date. Any payment made by the Security Insurer under the Note Policy shall be applied solely to the payment of the Notes, and for no other purpose.

         (c) The Trustee shall (i) receive as attorney-in-fact of each Noteholder any Policy Claim Amount from the Security Insurer and (ii) deposit the same in the Note Distribution Account for disbursement to the Noteholders as provided in Section 402, 403 or 602. Any and all Policy Claim Amounts disbursed by the Trustee from claims made under the Note Policy shall not be considered payment by the Issuer, and shall not discharge the obligations of the Issuer with respect thereto. The Security Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Security Insurer, the Trustee shall assign to the Security Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Security Insurer and the Security Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar shall note the Security Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Security Insurer of proof of payment by the Security Insurer of any Noteholders' Interest Distributable Amount or Noteholders' Principal Distributable Amount. The foregoing subrogation shall in all cases be subject to the rights of the Noteholders to receive all scheduled payments in respect of the Notes.

         (d) The Trustee shall keep a complete and accurate record of all funds delivered by the Security Insurer to the Trustee and the allocation of such funds to the payment of interest on and principal paid with respect to any Note. The Security Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

         (e) The Trustee shall be entitled to enforce on behalf of the Noteholders the obligations of the Security Insurer under the Note Policy. Notwithstanding any other provision of this Indenture or any Related Document, the Noteholders are not entitled to institute proceedings directly against the Security Insurer.

SECTION 616.  PREFERENCE CLAIMS.

         (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Noteholders' Interest Distributable Amount or Noteholders' Principal Distributable Amount paid on a Note (including in the computation of such Noteholders' Principal Distributable Amount for the purpose of this Section 616, if the Security Insurer shall have received the items described in clauses (A), (B) and (C) of Section 3 of the Note Policy, any distribution in respect of principal on the Notes prior to the Final Maturity Date that was subsequently avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law to the extent any such amount remains unpaid on such date) has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Security Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Security Insurer of such avoided payment, and shall, at the time it provides notice to the Security Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Note Policy. Pursuant to the terms of the Note Policy, the Security Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order (as defined in the Note Policy) and not to the Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Security Insurer will make such payment to the Trustee for distribution to such Noteholder upon proof of such payment reasonably satisfactory to the Security Insurer).

         (b) The Trustee shall promptly notify the Security Insurer of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder, by its purchase of Notes, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Security Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Security Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 615(c), the Security Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                    ARTICLE SEVEN

                                     The Trustee

SECTION 701.  CERTAIN DUTIES AND RESPONSIBILITIES.

         (a)  Except during the continuance of an Event of Default,

         (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, the Servicing Agreement or any other Related Document to which it is a party, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, the Servicing Agreement or any other Related Document to which it is a party; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture, the Servicing Agreement or any other Related Document to which it is a party, shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct; PROVIDED, that

         (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Security Insurer or the Holders of a majority of the Outstanding Amount of the Notes, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and

         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of paragraphs (a), (b) and (c) of this Section.

         (e) The Trustee shall not be liable for interest on any money received by it.

         (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Servicing Agreement.

         (g) The Trustee shall, upon one Business Day's prior notice to the Trustee, permit any representative of the Security Insurer or the Agent, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Notes, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes.

         (h) In no event shall the Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, or any other party, under the Servicing Agreement except during such time, if any, as the Trustee, in its capacity as Backup Servicer shall be the successor to, and be vested with the rights, powers, duties and privileges of the Servicer in accordance with the terms of the Servicing Agreement.

         (i) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Servicing Agreement and all other Related Documents to which it is a party.

         (j) The Trustee shall, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust solely for the use and benefit of the Noteholders.

         (k) Without limiting the generality of this Section 701, the Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to the effect or maintain any such insurance,
(iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Estate, (iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Indenture or the Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Issuer's, the Seller's or the Servicer's representation, warranties or covenants or the Servicer's duties and obligations as Servicer under the Agreement.

SECTION 702.  NOTICE OF DEFAULTS.

         If a Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall notify the Agent and each Rating Agency of any such Default promptly after it occurs.

SECTION 703.  CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 701:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Security Insurer or the Holders pursuant to this Indenture, unless the Security Insurer or such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 704.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

         The recitals contained herein, in any Indenture Supplement and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, the Collateral or the Trust Estate. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

SECTION 705.  MAY HOLD NOTES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 708 and 713, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

SECTION 706.  MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder must be segregated from other funds. The Trustee shall be under no liability for interest on any money received by it and held by it hereunder in trust except as otherwise agreed with the Issuer.

SECTION 707.  COMPENSATION AND INDEMNITY.

         (a) OFL in a separate letter agreement (the "Letter Agreement") has covenanted and agreed to pay to the Trustee, and the Trustee shall be entitled to, certain annual fees, which shall not be limited by any law on compensation of a Trustee of an express trust. In the Letter Agreement, OFL has also agreed to reimburse the Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. Pursuant to the Letter Agreement, OFL has agreed to indemnify the Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder.

         (b) If notwithstanding the provisions of the Letter Agreement, OFL fails to pay any fee or expense due to the Trustee pursuant to the terms of the Letter Agreement, the Trustee shall be entitled to a distribution in respect of such amount pursuant to Section 3.6(a)(iii) or Section 3.6(b)(iii) of the Servicing Agreement. OFL's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 601(v) or (vi) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Related Documents, the Trustee agrees that the obligations of the Issuer (but not OFL) to the Trustee hereunder and under the Related Documents shall be recourse to the Trust Estate only. In addition, the Trustee agrees that its recourse to the Issuer, the Trust Estate and the Seller shall be limited to the right to receive the distributions referred to in the first sentence of this Section 707(b).

SECTION 708.  DISQUALIFICATION; CONFLICTING INTERESTS.

         If this Indenture is qualified under the Trust Indenture Act and if the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 709.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

        There shall at all times be a Trustee hereunder, which (a) shall be a commercial bank or trust company organized and doing business under the laws of the United States of America or any State thereof,(b) shall have a combined capital and surplus of at least $50,000,000 and a long-term deposit rating of at least Baa3 from Moody's or otherwise be acceptable to Moody's and (c) shall be authorized to exercise corporate trust powers and be subject to supervision or examination by Federal or State authority. If such commercial bank or trust company publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such commercial bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 710.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 711.

         (2) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Issuer. If the instrument of acceptance by a successor Trustee required by Section 711 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

         (3) The Trustee may be removed at any time with respect to the Notes by Act of the Holders of a majority of the Outstanding Amount of the Notes, delivered to the Trustee and to the Issuer.

         (4)  If at any time:

         (1) The Trustee shall fail to comply with Section 708 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Note for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 709 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Issuer may, with the consent of the Security Insurer (and at the request of the Security Insurer shall, unless an Insurer Default shall have occurred and be continuing) remove the Trustee.

         (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Issuer shall promptly appoint a successor Trustee acceptable to the Security Insurer (so long as an Insurer Default shall not have occurred and be continuing) and shall comply with the applicable requirements of
Section 711. If the Issuer fails to appoint such a successor Trustee, the Security Insurer may appoint a successor Trustee.

         (6) The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes by mailing written notice of such event by first-class mail, postage prepaid, to all holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

SECTION 711.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Trustee with respect to the Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 712.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Trustee shall provide the Rating Agencies prompt notice of any such transaction. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

SECTION 713.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER.

         If this Indenture is ever qualified under the Trust Indenture Act, then the provisions of Section 311 of the Trust Indenture Act shall govern.

SECTION 714.  APPOINTMENT OF AUTHENTICATING AGENT.

         As of the date of the Indenture and at any time when any of the Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more Tranche of Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes of such Tranche issued upon exchange, registration of transfer or partial prepayment thereof, or pursuant to
Section 406, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee upon exchange, registration of transfer or partial prepayment thereof or the Trustee's certificate of authentication in connection therewith, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America or any State thereof, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. No resignation or termination of an Authenticating Agent shall become effective until a successor Authenticating Agent shall be appointed and qualified hereunder or the Trustee assumes the duties of Authenticating Agent hereunder.

         The Issuer agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         In the event an Authenticating Agent is appointed under this Indenture, the Trustee shall incur no liability for such appointment or for any misconduct or negligence of such Authenticating Agent, including without limitation, its authentication of the Notes upon original issuance or pursuant to Section 406. In the event the Trustee does incur liability for any such misconduct or negligence of the Authenticating Agent, the Issuer agrees to indemnify the Trustee for, and hold it harmless against, any such liability, including the costs and expenses of defending itself against any liability in connection with such misconduct or negligence of the Authenticating Agent.

         If an appointment with respect to one or more Tranches is made pursuant to this Section, the Notes of such Tranche may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:


         This is one of the Notes referred to in the within-mentioned
Indenture.

                                  Norwest Bank Minnesota, National
                                    Association
                                    As Trustee


                                  By: ___________________________
                                         As Authenticating Agent


                                       By: _______________________
                                             Authorized Officer


SECTION 715.  PAYING AGENT.

     (a) The payment responsibilities for the Notes shall be performed by a Paying Agent, appointed by the Issuer and, so long as no Insurer Default shall have occurred and be continuing, consented to by the Security Insurer, which (a) shall be a commercial bank or trust company organized and doing business under the laws of the United States or of any State thereof, (b) shall have a combined capital and surplus of at least $50,000,000 and a long-term deposits rating of at least Baa3 from Moody's or otherwise be acceptable to Moody's, and (c) shall be authorized to exercise corporate trust powers and be subject to supervision or examination by Federal or State authority.

Norwest Bank Minnesota, National Association, is hereby initially appointed Paying Agent for the purpose of making payments on the Notes as herein provided.

    (b) Upon the resignation or removal of the Paying Agent, the Trustee shall, with the consent of the Issuer and, so long as no Insurer Default shall have occurred and be continuing, promptly appoint a successor Paying Agent meeting the requirements of Section 715(a) to perform the duties and exercise the rights of the Paying Agent pursuant to this Indenture. Such resignation or removal shall not be effective until a successor Paying Agent is appointed hereunder. Upon the appointment of a successor Paying Agent, the Paying Agent shall transfer all funds held by it hereunder to such successor.

SECTION 716.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement or any jurisdiction in which any part of the Trust may at the time be located, the Trustee, with the consent of the Security Insurer (so long as an Insurer Default shall not have occurred and be continuing), shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 709.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, and

         (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Each instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new successor trustee.


                                    ARTICLE EIGHT

                   Holders' Lists and Reports by Trustee and Issuer

SECTION 801.  ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

         The Issuer will furnish or cause to be furnished to the Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished. The Trustee or, if the Trustee is not the Note Registrar, the Issuer shall furnish to the Security Insurer in writing on an annual basis on each November 30 and at such other times as the Security Insurer may request a copy of the list.

SECTION 802.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 801 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished.

         (b) Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 802(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 802(b).

SECTION 803.  REPORTS BY TRUSTEE.

         If this Indenture is ever qualified under the Trust Indenture Act, then the Trustee shall comply with the provisions of Section 313 of the Trust Indenture Act.

SECTION 804.  REPORTS BY ISSUER.

         If this Indenture is qualified under the Trust Indenture Act, the Issuer shall:

         (1) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the

    Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

         (3) transmit by mail to all Holders, as their names and addresses appear in the Note Register, and each Rating Agency within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

         (4) furnish any other periodic reports as required by the Trust Indenture Act.


                                     ARTICLE NINE

                                Indenture Supplements

SECTION 901.  INDENTURE SUPPLEMENTS WITHOUT CONSENT OF HOLDERS.

         (a) Without the consent of any Holders but with the consent of the Security Insurer (unless an Insurer Default shall have occurred and be continuing), the Agent and the Trustee (the consent of which shall not be withheld or delayed with respect to any Indenture Supplement that has been consented to by the Security Insurer that does not materially and adversely affect the Trustee), and with prior written notice to the Rating Agencies and the Issuer, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more Indenture Supplements, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession, in compliance with the applicable provisions hereof, of another corporation to the Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Notes; or

         (2) to add to the covenants of the Issuer for the benefit of the Holders of the Notes or to surrender any right or power herein conferred upon the Issuer; or

         (3)  to add any additional Events of Default; or

         (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Notes in uncertificated form, or to facilitate the issuance of Notes in global form through the facilities of a Depository; or

         (5) to modify the restrictions on and procedures for resale and other transfers of the Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally; or

         (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 711(b); or

         (7) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to qualify, requalify or continue the qualification of this Indenture (including any supplemental indenture) under the Trust Indenture Act, or under any similar Federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereinafter enacted; or

         (8) to convey, transfer and assign to the Trustee Property to secure the Notes, and to correct or amplify the description of any Property at any time subject to this Indenture or to assure, convey, and confirm unto the Trustee or the Collateral Agent any Property subject or required to be subject to this Indenture; or

         (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, as long as such action shall not adversely affect the interests of the Holders of Notes in any material respect.

         (b) The Issuer and the Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with the consent of the Security Insurer (unless an Insurer Default shall have occurred and be continuing) and with prior written notice to the Agent and the Rating Agencies, enter into an Indenture Supplement or Supplements for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Permitted Assignee.

SECTION 902.  INDENTURE SUPPLEMENTS WITH CONSENT OF HOLDERS.

         The Issuer and the Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the consent of the Security Insurer (unless an Insurer Default shall have occurred and be continuing), and with the consent of the Agent, by notice delivered to the Issuer and the Trustee, enter into an Indenture Supplement or Supplements hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; PROVIDED, that, subject to the express rights of the Security Insurer under the Related Documents, no such Indenture Supplement shall, without the consent of the Holder of each Outstanding Note affected thereby,

         (1) change the date of payment any installment of principal of or interest on any Note, or reduce the principal amount thereof or the rate of, or method of computation of the rate of, interest thereon or the Prepayment Price with respect thereto, change the provision of this Indenture relating to the application or collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the respective due dates thereof, or

         (2) reduce the percentage of the Outstanding Amount of the Notes, the consent of whose Holders is required for any such Indenture Supplement, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3) permit the creation of any lien prior to the lien created by the Security Agreement with respect to any part of the Trust Estate, or terminate the lien created by the Security Agreement on any Property subject hereto or deprive any Holder of the security afforded by the lien of the Security Agreement, except to the extent expressly permitted by this Indenture or the Security Agreement, or

         (4) modify any of the provisions of this Section or Section 610, except to increase any such percentage or to provide that certain other provisions of this Indenture or the Related Document cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby, or

         (5) modify or alter the provisions of the second proviso to the definition of the term "Outstanding."

    PROVIDED, FURTHER, that no such Indenture Supplement, without the consent of the Agent shall have a material adverse effect on the rights of the Agent.

         The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any Indenture Supplement hereto. If a record date is fixed, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such Indenture Supplement, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed Indenture Supplement, but it shall be sufficient if such Act shall approve the substance thereof.

         The Trustee may in its discretion determine whether or not any Notes would be affected by any Indenture Supplement and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         Promptly after the execution by the Issuer and the Trustee of any Supplemental Indenture pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such amendment or Supplemental Indenture relates a notice setting forth in general terms the substance of such Supplemental Indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

SECTION 903.  EXECUTION OF INDENTURE SUPPLEMENTS.

         In executing, or accepting the additional trusts created by, any Indenture Supplement permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee may receive, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such Indenture Supplement is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such Supplemental Indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  EFFECT OF INDENTURE SUPPLEMENTS.

         Upon the execution of any Indenture Supplement under this Article, this Indenture shall be modified in accordance therewith, and such Indenture Supplement shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  REFERENCE IN NOTES TO INDENTURE SUPPLEMENTS.

         Notes authenticated and delivered after the execution of any Indenture Supplement pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such Indenture Supplement. If the Issuer or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such Indenture Supplement may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

SECTION 906.  RATING AGENCY CONFIRMATION.

         No Indenture Supplement authorized and executed pursuant to this Article Nine shall be effective until the Trustee shall have received confirmation from the Rating Agencies that such Indenture Supplement shall not result in a capital charge to the Security Insurer.


                                     ARTICLE TEN

                                      Covenants

         The Issuer hereby covenants and agrees that so long as this Indenture is in effect and any Notes remain Outstanding:

SECTION 1001. PAYMENT OF PRINCIPAL AND INTEREST.

         The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Payment Date. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

         The Issuer will maintain in The City of New York, the City of Chicago, Illinois or the City of Minneapolis, Minnesota an office or agency where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

SECTION 1003. CONSOLIDATION, MERGER, SALE OF ASSETS.

         (a) the Issuer shall not consolidate or merge with or into any other Person, unless

         (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee and the Agent, in form and substance satisfactory to the Trustee, the Agent and the Security Insurer (so long as no Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each other Related Document on the part of the Issuer to be performed or observed, all as provided herein;

         (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

         (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

         (iv) any action as is necessary to maintain the lien and security interest created in favor of the Collateral Agent by the Security Agreement shall have been taken;

         (v) the Issuer shall have delivered to the Trustee and the Agent an Officers' Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (a)(iv) of this Section 1003 or that no such actions will be taken) each stating that such consolidation or merger and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

         (vi) so long as no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Security Insurer written notice of such consolidation or merger at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Security Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

         (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person (except as expressly permitted by the Indenture, the Security Agreement, the Repurchase Agreement or the Servicing Agreement), unless

         (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee and the Agent in form and substance satisfactory to the Trustee, the Agent and the Security Insurer (so long as no Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each Related Document on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such Supplemental Indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

         (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

        (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

         (iv) the Issuer shall have received an Opinion of Counsel which shall be delivered to and shall be satisfactory to the Trustee, the Agent and the Security Insurer (so long as no Insurer Default shall have occurred and be continuing) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, the Security Insurer or any Noteholder;

         (v) any action as is necessary to maintain the lien and security interest created in favor of the Collateral Agent by the Security Agreement shall have been taken;

        (vi) the Issuer shall have delivered to the Trustee and the Agent an Officers' Certificate and an Opinion of Counsel (which shall describe the actions taken as required by clause (b)(v) of this Section 1003 or that no such actions will be taken) each stating that such conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

       (vii) so long as no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Security Insurer written notice of such conveyance or transfer of properties or assets at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Security Insurer of such conveyance or transfer and the Person acquiring by conveyance or transfer the properties or assets of the Issuer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

SECTION 1004. NEGATIVE COVENANTS.

         Until the Termination Date, the Issuer shall not:

         (i) except as expressly permitted by this Indenture, the Security Agreement, the Repurchase Agreement or the Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets constituting the Trust Estate, unless directed to do so by the Controlling Party;

         (ii) claim any credit on, or make any deduction from the principal or interest in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

         (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the first priority perfected lien in favor of the Collateral Agent created by the Security Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Collateral

    Agent created by the Security Agreement) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien in favor of the Collateral Agent created by the Security Agreement not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate, or (D) amend, modify or fail to comply with the provisions of the Related Documents without the prior written consent of the Controlling Party.

SECTION 1005. PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Security Agreement, the Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons acceptable to the Security Insurer (so long as no Insurer Default shall have occurred and be continuing) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee, the Agent and the Security Insurer in an Officers' Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Related Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture, the Security Agreement, the Repurchase Agreement and the Servicing Agreement in accordance with and within the time periods provided for herein and therein.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Servicing Agreement, the Issuer shall promptly notify the Trustee, the Security Insurer and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) If an Insurer Default shall have occurred and be continuing and if the Issuer has given notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 5.2 of the Servicing Agreement, as promptly as possible thereafter, the Issuer shall appoint a successor servicer in accordance with Section 5.3 of the Servicing Agreement.

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Issuer shall promptly notify the Trustee. As soon as a successor Servicer is appointed, the Issuer shall notify the Trustee of such appointment, specifying in such notice the name and address of such successor Servicer.

         (g) The Issuer agrees that it will not waive timely performance or observance by the Servicer, the Backup Servicer, the Seller or OFL of their respective duties under the Related Documents; (x) without the prior consent of the Security Insurer (unless an Insurer Default shall have occurred and be continuing) or (y) if the effect thereof would adversely affect the Holders of the Notes.

SECTION 1006. OTHER INDEBTEDNESS.

         The Issuer will not create, incur, assume or suffer to exist any Indebtedness for borrowed money, whether current or funded, other than (i) the Notes, (ii) any other Indebtedness permitted by or arising under the Related Documents, and (iii) any indebtedness to which the Rating Agencies confirm beforehand in writing will not result in a capital charge to the Security Insurer.

SECTION 1007. GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.

         The Issuer will not make any loan or advance credit to, or guaranty (directly or indirectly by an instrument having the effect of assuring another's payment or performance on any obligation) or otherwise become contingently liable for any Indebtedness or other obligations of any other Person (other than (i) by endorsement of instruments in the ordinary course of collection, (ii) by operation of law and (iii) as otherwise permitted by the Related Documents) unless the Rating Agencies have confirmed beforehand in writing that such action will not result in capital charge to the Security Insurer.

SECTION 1008. DIVIDENDS; DISTRIBUTIONS.

         The Issuer will not declare or pay any dividends in respect of, or make any distributions upon any of the capital stock of the Issuer, if the effect of such declaration, payment or distribution would be to reduce the sum of the paid-in capital, paid-in surplus, retained earnings and deferred income (net of anticipated taxes) of the Issuer to less than $10,000.

SECTION 1009. MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

         All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Account shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payments of Notes shall be paid over to the Issuer.

         On or before each Payment Date, the Issuer shall, subject to the provisions hereof, deposit or cause to be deposited in the Note Distribution Account from amounts specified therefor in the Servicing Agreement and the other Related Documents an aggregate sum sufficient to pay the amounts then becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

         The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of or interest on the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest on the Notes;

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

         (4) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

         (5) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, in trust for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

SECTION 1010. CORPORATE EXISTENCE.

         Except as provided in Section 1003, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and material rights (charter and statutory) and material franchises of the Issuer; PROVIDED, HOWEVER, that the Issuer shall not be required to preserve any such right or franchise if the Issuer shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1011. PAYMENT OF TAXES AND OTHER CLAIMS.

         The Issuer will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Issuer or upon the income, profits or property of the Issuer, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the Property of the Issuer; PROVIDED, HOWEVER, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1012. NOTICE OF EVENTS OF DEFAULT.

         The Issuer agrees to give the Trustee, the Security Insurer, the Agent and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer or the Seller of its obligations under the Servicing Agreement or the Repurchase Agreement and each default on the part of OFL of its obligations under the Purchase Agreement.

SECTION 1013. AMENDMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS.

         The Issuer will not amend its Certificate of Incorporation or Bylaws in any manner that materially and adversely affects the Holders and without prior written confirmation of the Rating Agencies that such amendment will not result in any downgrade or withdrawal of their ratings on the Notes.

SECTION 1014. STATEMENT AS TO COMPLIANCE.

         The Issuer will deliver to the Trustee, with copies to the Rating Agencies, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed on behalf of the Issuer stating, as to each signatory thereof, that

         (1) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such person's supervision, and

         (2) to the best of such person's knowledge, based on such review, (a) the Issuer has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such person and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default or Default, or, if such an event has occurred and is continuing, specifying each such event known to such person and the nature and status thereof.

SECTION 1015. RULE 144A INFORMATION.

         At any time when the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a Holder, the Issuer shall promptly furnish to such Holder or to a prospective purchaser of a Note designated by such Holder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") in order to permit compliance by such

Holder with Rule 144A in connection with the resale of such Note by such Holder; PROVIDED, HOWEVER, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (i) the date such Note (or any predecessor Note) was acquired from the Issuer or (ii) the date such Note (or any predecessor Note) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 under the Securities Act; and PROVIDED FURTHER, that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "United States Person" within the meaning of Regulation S under the Securities Act if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

SECTION 1016. FURTHER INSTRUMENTS AND ACTS.

         Upon request of the Trustee or the Security Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 1017. COMPLIANCE WITH LAWS.

         The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Related Document.

SECTION 1018. INCOME TAX CHARACTERIZATION.

         For purposes of Federal income, State and local income and franchise and any other income taxes, the Issuer will treat the Notes as debt of the Issuer.


                                    ARTICLE ELEVEN

                                 Prepayment of Notes

SECTION 1101. PREPAYMENT.

         The Notes shall be prepayable in whole or in part at the Prepayment Price on any Business Day in accordance (and simultaneously) with the prepayment of any Advance pursuant to Section 3(e) of the Repurchase Agreement and Section 3.10(b) of the Servicing Agreement in an amount equal to the amount deposited with respect to principal in the Note Distribution Account pursuant to Section 3.10(b) of the Servicing Agreement. Principal prepayments on Notes of a Tranche shall be applied pro rata among all Notes of such Tranche, without priority or preference of any kind.

SECTION 1102. NOTICE OF PREPAYMENT IN WHOLE OF A TRANCHE.

         To the extent practicable, notice of the prepayment in whole of any Tranche of Notes shall be given by the Issuer by facsimile transmission, courier or first-class mail, postage prepaid, mailed, faxed or couriered not less than 1 nor more than 5 days prior to the date on which such prepayment in whole shall occur, to each Holder of Notes of such Tranche to be so prepaid in whole, at such Holder's address appearing in the Note Register.

         All notices of prepayment in whole shall state:

         (1) the date on which such prepayment in whole shall occur,

         (2)  the Prepayment Price,

         (3) the place or places where such Notes are to be surrendered for payment of the Prepayment Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 1002).

         Failure to give notice of prepayment in whole, or any defect therein, to any Holder of any Note shall not impair or affect the validity of such prepayment.

SECTION 1103. DEPOSIT OF PREPAYMENT PRICE.

         On any date on which such prepayment in whole shall occur, the Issuer shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Prepayment Price of all Notes which are to be prepaid in whole on that date.

SECTION 1104. NOTES PREPAYABLE IN WHOLE ON ANY DATE.

         Notice of prepayment in whole having been given as aforesaid, the Notes so to be prepaid in whole shall, on the date on which such prepayment in whole shall occur, become due and payable at the Prepayment Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Prepayment Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for prepayment in whole in accordance with said notice, such Note shall be prepaid by the Issuer at the Prepayment Price, together with accrued interest to the date on which such prepayment in whole shall occur; PROVIDED, HOWEVER, that installments of interest due and payable on or prior to the date on which such prepayment in whole shall occur shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 408.

         If any Note called for prepayment in whole shall not be so paid upon surrender thereof for prepayment in whole, the principal shall, until paid, bear interest from the date on which such prepayment in whole shall occur at the Note Interest Rate.


                                    ARTICLE TWELVE

                          DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1201. ISSUER'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

         The Issuer may at its option by Board Resolution and with the consent of the Agent and the Security Insurer (as long as no Insurer Default has occurred and is continuing), at any time, elect to have either Section 1202 (if applicable) or Section 1203 (if applicable) be applied to the Outstanding Notes upon compliance with the conditions set forth below in this Article Twelve.

SECTION 1202. DEFEASANCE AND DISCHARGE.

         Upon the Issuer's exercise of the above option applicable to this Section, the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Notes on and after the date the conditions precedent set forth below are satisfied but subject to satisfaction of the conditions subsequent set forth below (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes and to have satisfied all its other obligations under the Notes and this Indenture (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Notes to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments of the principal of and interest on the Notes when such payments are due, (B) the Issuer's obligations under Sections 404, 405, 406, 1002, 1010 and 1016 and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder and
(D) this Article Twelve. Subject to compliance with this Article Twelve, the Issuer may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203. Following a defeasance, payment of the Notes may not be accelerated because of an Event of Default.

SECTION 1203. COVENANT DEFEASANCE.

         Upon the Issuer's exercise of the above option applicable to this Section, the Issuer shall be released from its obligations under Sections 1003 through 1008, 1011, 1012 and 1013 and the occurrence of an Event of Default specified in Section 601(iv) (insofar as it is with respect to Sections 1002 through

1008, 1011, 1012 and 1013) shall be deemed not to be an Event of Default with respect to the Outstanding Notes on and after the date the conditions precedent set forth below are satisfied but subject to satisfaction of the conditions subsequent set forth below (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Notes shall be unaffected thereby.

SECTION 1204. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

         The following shall be the conditions precedent or, as specifically noted below, the conditions subsequent to application of either Section 1202 or
Section 1203 to the Outstanding Notes:

         (1) the Issuer shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and interest on the Outstanding Notes to maturity or redemption, as the case may be. Before such a deposit the Issuer may make arrangements satisfactory to the Trustee for the redemption of Notes at a future date or dates in accordance with Article Eleven, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S.

    Government Obligation held by such custodian for the account of the holder of such depository receipt (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.


         (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Notes shall have occurred and be continuing (A) on the date of such deposit or
    (B) insofar as subsections 601(v) and (vi) are concerned, at any time during the period ending on the 123rd day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Issuer in respect of such deposit (it being understood that the condition in this clause (B) is a condition subsequent and shall not be deemed satisfied until the expiration of such period).

         (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee to have a conflicting interest as defined in Section 708 or for purposes of the Trust Indenture Act with respect to any securities of the Issuer or (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

         (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound.

         (5) Such defeasance or covenant defeasance shall not cause any Notes then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

         (6) In the case of an election under Section 1202, the Issuer shall have delivered to the Trustee and the Agent an Opinion of Counsel stating that (x) the Issuer has received from, or there has been published by, the Internal Revenue service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

         (7) In the case of an election under Section 1203, the Issuer shall have delivered to the Trustee and the Agent an Opinion of Counsel to the effect that the Holders of the Outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (8) The Issuer shall have delivered to the Trustee and the Agent an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
    Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

         (9) The Issuer shall have delivered or caused to be delivered to the Trustee and the Agent written confirmation of the Rating Agencies that such defeasance under Section 1202 or covenant defeasance under Section 1203 will not result in a capital charge to the Security Insurer.

SECTION 1205. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN
              TRUST; OTHER MISCELLANEOUS PROVISIONS.

         Subject to the provisions of the last paragraph of Section 1009, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1204 in respect of the Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of the Notes, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof.

         Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

         Anything herein to the contrary notwithstanding, if and to the extent the deposited money or U.S. Government Obligations (or the proceeds thereof) either (i) cannot be applied by the Trustee in accordance with this Section because of a court order or (ii) are for any reason insufficient in amount, then the Issuer's obligations to pay principal of and interest on the Notes shall be reinstated to the extent necessary to cover the deficiency on any due date for payment. In any case specified in clause (i), the Issuer's interest in the deposited money and U.S. Government Obligations (and proceeds thereof) shall be reinstated to the extent the Issuer's payment obligations are reinstated.

                              _________________________

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                             ARCADIA RECEIVABLES CONDUIT CORP.


                             By /s/ [Illegible]
                                --------------------------------


                             NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION
                             as Trustee


                             By /s/ [Illegible]
                                --------------------------------












                            [Signature page to Indenture]

                                                             EXHIBIT A
                                    [Form of Note]
REGISTERED

No.
                          ARCADIA RECEIVABLES CONDUIT CORP.

                  FLOATING RATE AUTOMOBILE RECEIVABLES-BACKED NOTES


    THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE ISSUER AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERMITTED ASSIGNEE WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR
    (B) TO A PERMITTED ASSIGNEE PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (C) TO A PERMITTED ASSIGNEE PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

    THIS NOTE WILL BE PREPAYABLE IN WHOLE OR IN PART ON ANY BUSINESS DAY. THEREFORE IT IS POSSIBLE THAT SOME TRANCHES OF NOTES MAY BE RETIRED BEFORE ANY PAYMENTS OF PRINCIPAL ARE MADE ON THIS NOTE.

    THE PRINCIPAL ON THIS NOTE IS PAYABLE IN INSTALLMENTS ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF AND UNPAID INTEREST ON THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

    Original Issue Date:
    Principal Amount: $

    Arcadia Receivables Conduit Corp. (the "Issuer"), a corporation duly organized and existing under the laws of the State of Delaware, for value received hereby promises to pay to ___________ the principal sum of ___________ Dollars payable in installments on the Payment Dates and in the amounts described in the Indenture referred to herein and to pay interest thereon on each Payment Date at the Note Interest Rate until the principal hereof is paid or made available for payment. The Note Interest Rate will be a per annum rate equal to (A) prior to the occurrence of an Amortization Event, (i) the CP Rate plus 0.20%, to the extent the purchase or carrying of the Notes issued pursuant to this Indenture is funded by the Noteholders by issuing Commercial Paper Notes, or (ii) the Offshore Rate plus the Applicable Margin, to the extent the purchase or carrying of the Notes issued pursuant to this Indenture is not so funded by the Noteholders and (B) after the occurrence of an Amortization Event, the Reference Rate; PROVIDED, that from and after the occurrence of an Amortization Event, the Note Interest Rate shall not exceed the Maximum Interest Rate, and the Agent may, on any Business Day, by prior written notice to the Issuer, the Trustee, the Seller, the Servicer and the Security Insurer, convert the Note Interest Rate to a fixed interest rate not to exceed the Maximum Interest Rate as of the close of business on the date such Amortization Event occurs, such fixed interest rate not to exceed the Two Year Treasury Yield (as of the close of business on the date such Amortization Event occurs) plus 0.60% PLUS the Basis Fee Percent.

    This Note will bear interest, payable in arrears, from the Original Issue Date at the Note Interest Rate. Interest will accrue on each Note from the most recent Payment Date to which interest has been paid in full or duly provided for (or, if no interest has been paid, from the Original Issue Date), to but excluding the next succeeding Payment Date. The first payment of interest on any Note issued between the first day of a calendar month and a Payment Date will be made on the Payment Date following the next succeeding calendar month. In addition, on each Payment Date with respect to any Interest Period or portion thereof after the occurrence of an Amortization Event, the Default Amount Distributable Amount, if any, shall be payable with respect to the Notes to the extent funds are available therefor pursuant to Section 3.6(b)(vii) or (ix) of the Servicing Agreement.

    Payments on this Note will be paid to the Person in whose name this Note
(or one or more Predecessor Notes) is registered at the close of business on the Record Date, by wire transfer in immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to the address of such Person as such address shall appear in the Note
Register.

    The Record Date for each Payment Date for this Note will be the close of business on the last Business Day immediately preceding such Payment Date.

    This Note is entitled to the benefits of an Indenture dated as of December 3, 1996, as amended and supplemented, (as amended and supplemented from time to time, the "Indenture") between the Issuer and Norwest Bank Minnesota, National Association, as Trustee (in such capacity, the "Trustee") and as Collateral Agent (in such capacity, the "Collateral Agent").

    The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Note Policy") issued by Financial Security Assurance Inc. (the "Security Insurer"), pursuant to which the Security Insurer has unconditionally guaranteed payments of the Noteholders' Interest Distributable Amount on each Payment Date and the Noteholders' Principal Distributable Amount on each Payment Date.

    NO HOLDER OF A NOTE SHALL TRANSFER ITS NOTE UNLESS SUCH TRANSFER IS MADE IN ACCORDANCE WITH RULE 144A OF THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT (IF AVAILABLE), OR PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SECTION 5 OF THE SECURITIES ACT PROVIDED THE ISSUER IS PROVIDED WITH AN OPINION OF COUNSEL THAT SUCH TRANSFER IS SO EXEMPT, AND IN EACH CASE IN ACCORDANCE WITH THE REGISTRATION AND QUALIFICATION REQUIREMENTS (OR ANY APPLICABLE EXEMPTION THEREFROM) UNDER APPLICABLE STATE SECURITIES LAWS.

    This Note shall not be valid or entitled to any benefit under the Indenture or be valid or obligatory for any purpose unless the certificate of authentication appearing hereon has been executed by the Trustee or the Authenticating Agent by manual signature. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

    IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

         ARCADIA RECEIVABLES CONDUIT CORP.



         By
            -------------------------
                 Authorized Officer





Dated:


                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

    This is one of the Notes referred to in the within-mentioned Indenture.

              NORWEST BANK MINNESOTA,
               NATIONAL ASSOCIATION,
              as Trustee



              By
                 -------------------------
                    Authorized Signatory

                            [FORM OF REVERSE SIDE OF NOTE]

                          ARCADIA RECEIVABLES CONDUIT CORP.

                                     (Continued)

    This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Automobile Receivables Backed Notes (herein called the "Notes") authorized to be issued under and pursuant to an Indenture by and between the Issuer and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, dated as of December 3, 1996, as amended and supplemented (as amended and supplemented from time to time, the "Indenture") to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

    The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

    Principal of the Notes will be payable in installments on the Payment Dates and in the amounts described in the Indenture. "Payment Date" means the fifteenth day of each month, or if any such date is not a Business Day, the next succeeding Business Day, commencing January 15, 1997.

    As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Distribution Date. In addition, the Notes are prepayable in whole or in part on any Business Day as set forth in the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing so long as an Insurer Default shall not have occurred and be continuing or, if an Insurer Default shall have occurred and be continuing, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Agent have declared the Notes to be immediately due and payable in the manner provided in Section 602 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

    Payments of interest on this Note due and payable on each Payment Date, together with an installment of principal, if any, to the extent not in full payment of this Note, shall be paid to the Person in whose name this Note (or one or more Predecessor

Notes) is registered at the close of business on the Record Date, by wire transfer in immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on each such Record Date. Such payments shall be sent without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) affected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the final installment of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the place specified by the Trustee in such notice. Notices in connection with prepayments in whole shall be couriered, mailed or sent by facsimile transmission as provided in Section 1102 of the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Security Insurer and of the Agent or the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequence. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holders and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

    Upon surrender for registration of transfer of this Note at the office or agency of the Issuer to be maintained in The City of New York, the City of Chicago, Illinois or the City of Minneapolis, Minnesota, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like tenor and aggregate principal amount.

    At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like tenor and aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and make available for delivery, the Notes which the Holder making the exchange is entitled to receive.

    Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

    No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 404 or 905 not involving any transfer.

    The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

    The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

    THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

    Anything herein to the contrary notwithstanding, except as expressly provided in the Related Documents, neither the Issuer nor any of its agents, officers, directors, employees, stockholders, incorporators or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Related Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom.

                                 [FORM OF ASSIGNMENT]


    For value received ____________________ hereby sells, assigns and transfers unto

    (Please insert Social Security or Other Identifying Number of
    Assignee.)

    (Please print or typewrite name and address, including zip code, of Assignee.)

the within Note and all rights hereunder and does hereby irrevocably constitute and appoint ____________________ attorney to transfer the said Note on the books of the said Note Registrar with full power of substitution in the premises.

Dated:



                          *
-------------------------
Signature


                                     Signature Guaranteed:



                                     ---------------------------





____________________

*NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                        EXHIBIT B

--------------------------------------------------------------------------------

[LOGO]                                                  FINANCIAL GUARANTY
                                                        INSURANCE POLICY

OBLIGOR: Arcadia Receivables Conduit Corp.             Policy No.: 50528-N
OBLIGATIONS: Up to $300,000,000 Original Principal     Date of Issuance: 12/3/96
             Amount Floating Rate Automobile
             Receivables-Backed Notes

     FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment by the Obligor of Scheduled Payments of principal of, and interest on, the Obligations.

     For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees:

     (a) payment of the amount of any distribution of principal of, or interest on, the Obligations made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law (such payment to be made by Financial Security in accordance with Endorsement No. 1 hereto).

     (b) payment of any amount required to be paid under this Policy by Financial Security following Financial Security's receipt of notice as described in Endorsement No. 1 hereto.

     Financial Security shall be subrogated to the rights of each Holder to receive payments under the Obligations to the extent of any payment by Financial Security hereunder.

     Except to the extent expressly modified by an endorsement hereto, the following terms have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Obligation as indicated on the registration books maintained by or on behalf of the Obligor for such purpose or, if the Obligation is in bearer form, the holder of the Obligation. "Scheduled Payments" means payments which are scheduled to be made during the Term of this Policy in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification of such Obligations thereafter; payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) an election by the Obligor to pay principal on an accelerated basis or (c) any other cause, shall not constitute "Scheduled Payments" unless financial Security shall elect, in its sole discretion, to pay such principal due upon such acceleration together with any accrued interest to the date of acceleration. "Term of this Policy" shall have the meaning set forth in Endorsement No. 1 hereto.

     This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto, or by the merger, consolidation or dissolution of the Obligor. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever, including payment, or provision being made for payment, of the Obligations prior to maturity. This Policy may not be cancelled or revoked during the Term of this Policy. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                         FINANCIAL SECURITY ASSURANCE INC.


                                         By        /s/ [Illegible]
                                            ------------------------------
                                                 Authorized Officer


A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, N.Y. 10022-6022                        (212) 826-0100


--------------------------------------------------------------------------------